UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 9, 2011
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Bylaws
On March 9, 2011, the Board of Directors of the Company adopted a resolution to amend the Amended & Restated Bylaws of the Company dated September 16, 2008 (as amended March 31, 2010) (the “Bylaws”) to increase the size of the Board of Directors from seven (7) to eight (8).
Amendment No. 2 of the Bylaws, effective March 9, 2011, is attached as Exhibit 3.1 to this report and is incorporated herein by reference. Attached as Exhibit 3.2 to this report, is a complete copy of the Bylaws as amended, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
3.1	Amendment No. 2 to the Company’s Amended and Restated Bylaws

3.2	Amended and Restated Bylaws, as amended March 9, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: March 15, 2011	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment No. 2 to the Company’s Amended and Restated Bylaws

3.2	Amended and Restated Bylaws, as amended March 9, 2011